Exhibit 10.42

变更协议

Amendment Agreement

(修订函编号/Ref. No.: CL201508001-003)

隶属于/Belonging to: 授信协议/Facility Agreement

(编号/Ref. No.: CL201508001)

第一部分 签署页/Part I Execution Page	变更协议编号/Agreement Ref. No.: CL201508001-003

签署页

Execution Page

融资行	客户
Financing Bank	Client

浦发硅谷银行有限公司	播思微系统香港有限公司
SPD SILICON VALLEY BANK CO., LTD.	BORQS Hong Kong Limited

住所地	住所地
with address at	with address at

上海市杨浦区大连路 588 号宝地广场 B 座 21 楼
200082

21/F, Block B, Baoland Plaza,	Office B, 21/F, Legend Tower, 7 Shing Yip
No. 588, Dalian Road, Shanghai 200082	Street, Kwun Tong, Kowloon, Hong Kong

以上当事人在本协议中简称为“融资行”	以上当事人在本协议中简称为“客户”
hereinafter referred to as “Financing Bank”	hereinafter referred to as "Client"

上述各方当事人在此同意并接受本变更协议中所述之全部条款；客户特此确认，
就本协议项下有关条件和条款，融资行已向客户作出充分的说明和解释，

客户已理解、同意、承认该等条款。

The parties above hereby agree to and accept all terms and conditions set forth in this Amendment Agreement. The Client hereby confirms that sufficient interpretations and explanations have been made by the Financing Bank in relation to the clauses hereunder and all of them have been understood, agreed and acknowledged by the Client completely.

有鉴于此，上述各方当事人签章如下：

Accordingly, the above parties execute as follows:

1

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-003

变更协议条款

TERMS AND CONDITIONS

鉴 于 :
Whereas,

浦发硅谷银行有限公司（作为融资行）与客户（作为借款人）于 2015 年 08 月 31 日签署了《流动资金贷款类授 信协议》（协议编号：CL201508001），于 2016 年 07 月 20 日、2017 年 08 月 31 日分别签署了《变更协议》（协议编号：CL201508001-001、CL201508001-002，该等《流动资金贷款类授信协议》和《变更协议》以下合称 “《授信协议》”），以及其他相关文件（连同前述文件的任何变更、修订、补充，下称“融资文件”）。根据融资文件，融资行同意向客户提供金额为美元陆佰万元整之银行授信（下称“授信”）。现经各方协商一致，达成如下增补及变更条款（“本变更协议”），以资协议各方共同恪守：

SPD SILICON VALLEY BANK CO., LTD. (as Financing Bank) and the Client (as borrower) have entered into the Facility Agreement for Working Capital Loans dated August 31st, 2015 (Ref. No.: CL201508001), an Amendment Agreement dated July 20th, 2016 (Ref. No.: CL201508001-001), an Amendment Agreement dated August 31st, 2017 (Ref. No.: CL201508001-002) (such Facility Agreement for Working Capital Loans and Amendment Agreements shall be hereinafter collectively referred to as the “Facility Agreement”) and other related documents (together with any modification, amendment, supplement of/to the foregoing, hereinafter as the “Finance Documents”). Pursuant to the Finance Documents, the Financing Bank agrees to make available to the Client the facility up to USD6,000,000.00 (hereinafter as the “Facility”). Based on the foregoing, the parties hereby further agree to reach the amendment and/or supplementary clause as below (hereinafter as the “Amendment Agreement”).

1.	各方一致不可撤销地确认本变更协议条款如下：

The parties hereby irrevocably confirm the following amendment clauses below:

(1)	《授信协议》第二部分“特别条款”中对于“额度期限/最终到期日”中的如下内容：

The contents of “Facility Validity Period / Final Maturity Date” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

额度期限/最终到期日 Facility Validity Period / Final Maturity Date	最终到期日： 2018 年 08 月 31 日	Final Maturity Date: August 31st, 2018

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

2

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-003

额度期限/最终到期日 Facility Validity Period / Final Maturity Date	最终到期日： 2019 年 02 月 28 日	Final Maturity Date: February 28th, 2019

引用结束/UNQUOTE

(2)	《授信协议》第二部分“特别条款”中对于“关于所有业务品种均应遵循的财务约定”中的如下内容：

The contents of “General Financial Covenants for all product-types” in Part II Special Provision of the Facility Agreement quoted below:

引用/QUOTE

本协议项下客户应确认在合并报表层面上需维持：

The Client under this Agreement shall confirm to maintain on a consolidated basis:

1)	每月最小调整后速动比率：1.25:1.00

Minimum Monthly Adjusted Quick Ratio (AQR) of: 1.25:1.00

调整后速动比率定义为：（非绑定现金 + 应收账款净额） 除以 （流动负债 – 递延收入）。

AQR is defined as (unrestricted cash + net account receivables) divided by (current liabilities – deferred revenue).

2)	每 季 度 最 低 EBITDA：USD750,000.00 Minimum Quarterly EBITDA of: USD750,000.00

注：该财务约束指标将在收到并审核 2018 年董事会批准的(最新)预算后重新设定。

Note: This financial covenant for 2018 will be adjusted upon receipt and review of 2018 board-approved (updated) plan.

客户应确认 BORQS International Holding Corp （注册号：OI-192127, 亦作为本协议之 “保证人”）需满足：

The Client shall confirm that, BORQS International Holding Corp (Registration No. OI-192127, the Guarantor under this agreement) to achieve.

1)	在 2017 年 08 月 31 日之前与 Pacific Special Acquisition Corp 完成合并。

To complete the merger with Pacific Special Acquisition Corp by the end of August 31st, 2017.

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

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第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-003

本协议项下客户应确认在合并报表层面上需维持：

The Client under this Agreement shall confirm to maintain on a consolidated basis:

1)	每月最小调整后速动比率：1.25:1.00

Minimum Monthly Adjusted Quick Ratio (AQR) of: 1.25:1.00

调整后速动比率定义为：（非绑定现金 + 应收账款净额） 除以 （流动负债 – 递延收入）。

AQR is defined as (unrestricted cash + net account receivables) divided by (current liabilities – deferred revenue).

2)	每季度最小净利润：

Minimum Quarterly Net Income:

2018 年 2 季度 Q2’2018: (USD500,000.00)

2018 年 3 季度 Q3’2018: USD500,000.00

2018 年 4 季度 Q4’2018: USD500,000.00

未免疑义，以上以“（）”标记的数字代表负数。

For the avoidance of doubt, the above number marked in column represents negative.

3)	新一轮融资：在 2019 年 01 月 31 日之前收到净现金流入不少于美元 20,000,000.00

的新一轮股权融资款或债权融资款。

New Equity Round: To receive no less than USD20,000,000.00 net cash proceeds of equity proceeds or debt proceeds by January 31st, 2019.

注：2019 年度的财务约束指标将在收到并审核 2019 年董事会批准的(最新)预算后重新设定。

Note: Financial covenants for 2019 will be revisited upon receipt and review of 2019 board-approved (updated) plan.

引用结束/UNQUOTE

(3)	《授信协议》第二部分“特别条款”中对于“其他”增加如下内容：

The contents of “Others” in Part II Special Provision of the Facility Agreement will be added below:

引用/QUOTE

在发生流动性事件时，客户应向融资行支付一笔按照以下公式计算的成功费：

Upon an occurrence of Liquidity Event, the Client need to pay the Financing Bank a Success Fee in the amount calculated as follows:

计算方法为：1% × 下一轮定向增发的金额。

The amount of Success Fee is calculated as: 1% * Total equity raise of next private placement.

流动性事件系指：完成下一轮定向增发。

Liquidity Event is defined as finish next private placement.

客户应支付的成功费总金额应不低于人民币 470,000.00 元或其等值美元金额但不超过人

民币 700,000.00 元或其等值美元金额。

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第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-003

The total payment amount of success fee shall be no less than RMB470,000.00 or its equivalent amount in USD but no more than RMB700,000.00 or its equivalent amount in USD.

支付时点：客户应在发生流动性事件时向融资行支付该成功费，但付款日最迟不得晚于本授信协议最终到期日。

Payment Terms: The success fee is payable upon the occurrence of Liquidity Event but the payment date shall be no later than Final Maturity Date of this Facility Agreement.

引用结束/UNQUOTE

(4)	《授信协议》第四部分“业务条款”中“业务品种：应收账池贷款”中“业务额度到期日”中的如下内 容：

The contents of “Maturity Date of the Loan Limit” of “Product Type: Pooled A/R Loan” in Part IV Specification of the Facility Agreement quoted below:

引用/QUOTE

业务额度到期日	2018 年 08 月 31 日
Maturity Date of the Loan Limit	August 31st, 2018

引用结束/UNQUOTE

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

业务额度到期日	2019 年 02 月 28 日
Maturity Date of the Loan Limit	February 28th, 2019

引用结束/UNQUOTE

(5)	《授信协议》第四部分“业务条款”中“业务品种：应收帐池贷款”中“贷款利率”中的如下内容：

The contents of “Interest Rate” of “Product Type: Pooled A/R Loan” in Part IV Specification of the Facility Agreement quoted below:

引用/QUOTE

贷款利率 Interest Rate	LIBOR (☐1 个月 ☑3 个月 ☐6 个月 ☐12 个月)加 3.70%(年利率)利差LIBOR (☐1 month ☑3 months ☐6 months ☐12 months) plus a Margin of 3.70% (p.a.)

(利率以融资行的提款确认或书面确认所载为准)
(the final applicable interest rate for each drawdown hereof shall be that stated in the written or drawdown confirmation by the Financing Bank)

引用结束/UNQUOTE

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第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-003

将在本变更协议生效后调整为以下内容：

shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

贷款利率 Interest Rate	LIBOR (☐1 个月 ☑3 个月 ☐6 个月 ☐12 个月)加 4.00%(年利率)利差LIBOR (☐1 month ☑3 months ☐6 months ☐12 months) plus a Margin of 4.00% (p.a.)

(利率以融资行的提款确认或书面确认所载为准)
(the final applicable interest rate for each drawdown hereof shall be that stated in the written or drawdown confirmation by the Financing Bank)

引用结束/UNQUOTE

(6)	《授信协议》第五部分“附件”中“附件三”将在本变更协议生效后调整为以下内容：

The contents of “Schedule 3” in Part V Schedule of the Facility Agreement shall be amended by the contents quoted below after the effectiveness of this Amendment Agreement:

引用/QUOTE

附件三：

Schedule 3

合规证书

COMPLIANCE CERTIFICATE

The Client(s) under this Agreement confirms and undertakes to the Financing Bank that:

本协议中的客户对融资行确认和承诺：

a)	COMPLIANCE CERTIFICATE(S) would be completed and provided in accordance with the requirements of the Financing Bank during the period of this Agreement;

在本协议期限内，合规证明将根据融资行要求完成并提供；

b)	any COMPLIANCE CERTIFICATE submitted by the Client(s) shall comply in substance with the format required by the Financing Bank (including the format set forth below or any further version notified by the Financing Bank).

任何客户提交的合规证明将符合融资行要求的格式（包括下述格式和日后融资行修订的格式）

6

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-003

COMPLIANCE CERTIFICATE

TO: SPD SILICON VALLEY BANK CO., LTD.	Date:
致：浦发硅谷银行有限公司	日期

FROM: BORQS Hong Kong Limited

发件人: 播思微系统香港有限公司

The undersigned authorized officer of BORQS Hong Kong Limited (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

在下文中签字的播思微系统香港有限公司（“借款人”）的被授权人证明，根据借款人与银行之间的贷款协议（“协议”）的条款和条件：

(1) Borrower is in complete compliance for the period ending                            with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

(1)在截至[            ]的期限内，借款人完全遵守了所有要求的承诺（下文另行载明的除外）；(2)不存在任何违约事 件；(3)协议下的所有陈述和保证在本证明日期均是真实和正确的（下文另行载明的除外），但前提条件是：上述重大方面标准不适用于那些已符合要求或已被实质性修改的陈述或保证；明示提及某个具体日期的陈述和保证，在 该日期做出时在所有重大方面是真实正确的；(4)借款人及其每一个子公司均及时进行了纳税申报和报告；借款人及时支付了所有海内外税款、征税、保证金和供款；(5)不存在借款人先前未书面通知银行的、就未付员工工资或福利针对借款人或其子公司设定的留置或提出的索赔。

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

请查收附件中的有关上述证明的材料。下文签名者证明：该等材料系按一贯适用的 GAAP 从一个期限到下一期限 所准备的（根据所附信函或脚注另行提供解释的除外）。下文中的签名者确认，借款人申请提款在任何时间或日期 均未违反协议的任何条款，合规性确认，并非仅确认在本证明交付日期合规。本证明中未定义的术语的含义与协 议中所给定义相同。

Please indicate compliance status by circling Yes/No under “Complies” column.

请在下表内的“符合”栏内圈明合规状态。

Reporting Covenant 报告约定	Required 要求	Complies 合规与否

Monthly Company prepared consolidated financial statements 公司准备的合并月度财务报表	Monthly within 30 days of each month end 于每月结束之后 30 天内	Yes/No 是/否

Account Receivable and Payable Aging Report 应收账款账龄报告及应付账款账龄报告	Monthly within 30 days of each month end 于每月结束之后 30 天内	Yes/No 是/否

Compliance Certificate 合规证书	Monthly within 30 days of each month end 于每月结束之后 30 天内	Yes/No 是/否

7

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-003

Reporting Covenant 报告约定	Required 要求	Complies 合规与否

Borrowing Base Certificate 借款基础证书	Monthly within 30 days of each month end 于每月结束之后 30 天内	Yes/No 是/否

Annual CPA-Audited financial statements 经注册会计师审计的年度财务报表	Annually within 270 days from year end 于每一年度结束之后 270 天内	Yes/No 是/否

Board-approved consolidated financial projections 经公司董事会通过的合并的年度财务运营计划	Within 10 days from Board approval but no later than 60 days from year end 在每一年度董事会通过后 10 天内提供经公司董事会通 过的合并的财务运营计划，但最迟不得晚于每一年度结 束之后 60 天	Yes/No 是/否

AR Field Exam 应收账款年审	Conducted annually and the next AR Field Exam should be completed before September 30th, 2017 每年对公司的应收账款进行审计，下一次应收账款年审 应于 2017 年 09 月 30 日之前完成	Yes/No 是/否

Financial Covenant 财务约定	Required 要求	Actual 实际	Complies 合规与否

本协议项下客户应确认在合并报表层面上需维持： The Client under this Agreement shall confirm to maintain on a consolidated basis:

每月最小调整后速动比率： Minimum Monthly Adjusted Quick Ratio (AQR) of:	1.25:1.00		Yes/No 是/否

调整后速动比率定义为：（非绑定现金 + 应收账款净额） 除以 （流动负债 – 递延收入）。 AQR is defined as (unrestricted cash + net account receivables) divided by (current liabilities – deferred revenue).

每季度最小净利润： Minimum Quarterly Net Income:	2018 年 2 季度 Q2’2018: (USD500,000.00)		Yes/No 是/否

2018 年 3 季度 Q3’2018: USD500,000.00

2018 年 4 季度 Q4’2018: USD500,000.00

未免疑义，以上以“（）”标记的数字代
表负数。
For the avoidance of doubt, the above number marked in column represents negative.
新一轮融资：	在 2019 年 01 月 31 日之前收到净现金		Yes/No
New Equity Round:	流入不少于美元 20,000,000.00 的新一		是/否
轮股权融资款或债权融资款。
To receive no less than
USD20,000,000.00 net cash proceeds
of equity proceeds or debt proceeds by January 31st, 2019.

注：2019 年度的财务约束指标将在收到并审核 2019 年董事会批准的(最新)预算后重新设定。

Note: Financial covenants for 2019 will be revisited upon receipt and review of 2019 board-approved (updated) plan.

8

第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-003

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

请列明已登记（或已提交登记申请）的知识产权信息：（若无此等事项，请注明“无”）

Other Matters

其他事项

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? （☐Yes        ☐No）

借款人的资本构成表（capitalization table）以及借款人或其任何子公司的运营文件是否发生了修改或变动？ （☐是        ☐否）

If yes, provide copies of any such amendments or changes with this Compliance Certificate.

若选择“是”，请随本证书一并提供此等修改文件之副本。

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

以下是关于上述证明的除外事项：（若无除外事项，请注明“无除外事项可写”）

COMPANY	BANK USE ONLY

播思微系统香港有限公司	Received by:
BORQS Hong Kong Limited	AUTHORIZED SIGNER

By:	Date:

Name:	Verified:
AUTHORIZED SIGNER

Title:	Date:

Compliance Status: Yes No

签署人：	仅银行填写：

姓名：	接收人：
职务：	授权签字人
日期：

审核人：
授权签字人

日期：
是否符合：是 否

引用结束/UNQUOTE

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第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-003

2.	客户在此确认，至本变更协议签署之日没有发生任何违约事件或潜在违约事件及所有声明保证在任何事实方面仍然保持真实、准确。客户在融资文件项下所述的每一项声明和保证，在本变更协议和担保文件（如有） 签署后均将继续保持真实和准确并被全面遵守。

The Client hereby confirms that, at and until the execution date of the Amendment Agreement, no Events of Default or potential Events of Default are existing or continuing, and all representations and warranties made by any Client remain true and accurate in all material respects. Each representation and warranty made by the Client under the Finance Documents will continue to remain true, accurate and be in complete compliance after the execution of the Amendment Agreement and security documents (if any).

3.	本变更协议由封面、第一部分(签署页)和第二部分(正文)组成，并构成不可分割的完整整体。除非另有明确说明，本变更协议中定义和术语与授信协议中具有相同含义。

This Amendment Agreement consists of the cover page, part I (execution page) and part II (context), which shall constitute an integrity. Unless otherwise stated hereunder, terms and definitions defined herein shall bear the same meaning ascribed to it in the Finance Documents.

4.	本变更协议是融资文件不可分割的组成部分。本变更协议与融资文件约定不一致的，以本变更协议为准，融资文件其余条款保持不变，本变更协议未涉及事项仍应依照融资文件的约定执行。

This Amendment Agreement shall constitute an integral part of the Finance Documents. In the event of any discrepancy between this Amendment Agreement and the Finance Documents, this Amendment Agreement shall prevail without prejudice to any other provisions of the Finance Documents. Matters not covered in this Amendment Agreement shall still be dealt with by the parties in compliance with the provisions of the Finance Documents.

5.	所有与本变更协议有关的费用，无论是法律费用或其它费用，包括(但不限于)就本协议各份正本应付的中国法下的印花税以及与本变更协议的准备、谈判、签署和执行相关的律师费，均应由客户支付。

Any and all costs in relation to this Amendment Agreement including but not limited to legal fee and other cost, such as stamp duty charged under the PRC law for each original copy of this agreement and any attorney fee payable in relation to the planning, negotiation, execution and implementation of this Amendment Agreement, shall be borne by the Client.

6.	本协议自融资行与客户有权签字人签字并加盖公章后生效。

This Amendment Agreement shall come into force after it has been duly signed by the authorized person(s) of the Financing Bank and the Client(s) and sealed with common chops by both/all parties.

7.	本协议以中文和英文书就，若两种语言版本的内容发生任何不一致，则应以中文为准。

This Amendment Agreement is written in both Chinese and English. In the event of any inconsistency between these two versions, the Chinese version shall prevail.

8.	本变更协议一式 贰 份，所有签署方各执 壹 份，均具有同等法律效力。

This Amendment Agreement may be executed in TWO separate counterparts, each of which when so executed shall have equal legal effect. Each party may have one counterpart.

-以下无正文-

-END OF AMENDMENT AGREEMENT-

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第二部分 正文/Part II Context	变更协议编号/Agreement Ref. No.: CL201508001-003

担保人(如有)确认：

Confirmed by the Security Provider(s)(if any):

我们已充分阅读和了解原融资文件以及本变更协议内容，且所有相关必要说明已有融资行提供；我们在此确认同意和接受上述变更，并愿就本次变更后的客户债务继续承担担保责任。

We have read and understood fully the contents of the previous Finance Documents and Amendment Agreement, and all related and necessary explanation have been given by the Financing Bank; we hereby confirm that we agree and accept the amendment stipulated above, and would continue to assume the security liabilities for the debts of the Clients after such amendments.

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